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                                                                    Exhibit 99.1

                               YELLOW CORPORATION
                                      PROXY

                SPECIAL MEETING OF STOCKHOLDERS, DECEMBER __, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William D. Zollars, Daniel J. Churay, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Yellow Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Special Meeting of Stockholders of Yellow Corporation, to be held at the Company's General Office, 10990 Roe Avenue, Overland Park, Kansas on
_______, 2003, at 9:30 a.m., CST, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

     If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any reconvened meeting(s) after any adjournment(s) thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

        (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)


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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                            * FOLD AND DETACH HERE *

           YOU CAN NOW ACCESS YOUR YELLOW CORPORATION ACCOUNT ONLINE.

Access your Yellow Corporation stockholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for Yellow Corporation, now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

        . View account status           . View payment history for dividends
        . View certificate history      . Make address changes
        . View book-entry information   . Obtain a duplicate 1099 tax form
                                        . Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS-Establish a PIN

You must first establish a Personal Identification
Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS
PROTECTED USING SECURE SOCKET LAYER (SSL) TECHNOLOGY.

.. SSN or Investor ID
.. Then click on the ESTABLISH PIN button
                    -------------
Please be sure to remember your PIN, or maintain it in a secure place for future reference.

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STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

.. SSN or Investor ID
.. PIN
.. Then click on the SUBMIT button
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If you have more than one account, you will now
be asked to select the appropriate account.

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STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

.. Certificate History
.. Book Entry Information
.. Issue Certificate
.. Payment History
.. Address Change
.. Duplicate 1099

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                      9am - 7pm MONDAY-FRIDAY EASTERN TIME

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

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE              Mark here
UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL                 for Address  [ ]
PROPOSALS.                                                                                          Change or
                                                                                                    Comments

1. PROPOSAL TO APPROVE THE ISSUANCE OF SHARES                 3. PROPOSAL TO APPROVE ADJOURNMENTS OR POSTPONEMENTS of the special
of the Corporation pursuant to and in accordance              meeting to permit further solicitation of proxies if there are not
with the Agreement and Plan of Merger among the               sufficient votes at the time of the special meeting to approve
Corporation, Yankee LLC and Roadway Corporation.              proposals 1 and 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

   FOR           AGAINST          ABSTAIN                               FOR           AGAINST          ABSTAIN
  [   ]           [  ]             [  ]                                [   ]           [  ]             [  ]

2. PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE            4. OTHER BUSINESS: In their discretion the Proxies are authorized
OF INCORPORATION to change the Corporation's name             to vote upon such other matters as may properly come before the
to Yellow Roadway Corporation.                                meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

   FOR           AGAINST          ABSTAIN
  [   ]           [  ]             [  ]

                                                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                                              ENCLOSED POSTAGE-PAID ENVELOPE.

                                                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SIGNATURE_____________________________________ SIGNATURE_____________________________________ DATE__________________________________
Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney,
Executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO SPECIAL MEETING DAY.

   YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
                            SHARES IN THE SAME MANNER
             AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.
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
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                                                              TELEPHONE
                INTERNET                                    1-800-435-6710
       HTTP://WWW.EPROXY.COM/YELL                  Use any touch-tone telephone to                        MAIL
       --------------------------                     vote your proxy. Have your                   Mark, sign and date
  Use the Internet to vote your proxy.               proxy card in hand when you              your proxy card and return it
  Have your proxy card in hand when you             call. You will be prompted to             in the enclosed postage-paid
    access the web site. You will be                  enter your control number,                        envelope.
 prompted to enter your control number,             located in the box below, and      OR
 located in the box below, to create and     OR       then follow the directions
      submit an electronic ballot.                              given.
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               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


       YOU CAN VIEW THE JOINT PROXY STATEMENT/PROSPECTUS ON THE INTERNET
                             AT WWW.YELLOWCORP.COM